SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): March 21, 2008
ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

MARYLAND (State of Incorporation)	001-31775 (Commission File Number)	86-1062192 (I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100 Dallas, Texas (Address of principal executive offices)	75254 (Zip code)
Registrant’s telephone number, including area code: (972) 490-9600
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01— ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Amendment to Amended and Restated Agreement of Limited Partnership
Non-Compete/Services Agreement - Archie Bennett Jr
Employment Agreement - Montgomery J Bennett
Employment Agreement - Douglas A Kessler
Employment Agreement - David A Brooks
Employment Agreement - David J Kimichik
Employment Agreement - Mark L Nunneley
Employment Agreement - Alan L Tallis
LTIP Unit Award Agreement - Archie Bennett Jr
LTIP Unit Award Agreement - Montgomery J Bennett
LTIP Unit Award Agreement - Douglas A Kessler
LTIP Unit Award Agreement - David A Brooks
LTIP Unit Award Agreement - David J Kimichik
LTIP Unit Award Agreement - Mark L Nunneley
Form of LTIP Unit Award Agreement

ITEM 1.01— ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On March 21, 2008, Ashford OP General Partner, LLC, a Delaware limited liability company, as general partner (the “General Partner”) of Ashford Hospitality Limited Partnership, a Delaware limited partnership (the “Partnership”), the operating partnership of Ashford Hospitality Trust, Inc., a Maryland corporation (the “Company”) entered into that certain Amendment No. 3 to Third Amended and Restated Agreement of Limited Partnership of Ashford Hospitality Limited Partnership (the “Amendment”), further amending the Third Amended and Restated Agreement of Limited Partnership of the Partnership for the purpose of issuing additional partnership units in the form of long term incentive partnership units (“LTIP Units”) to certain executives of the Company pursuant to the Ashford Hospitality Trust, Inc. Amended and Restated 2003 Stock Incentive Plan (the “Stock Plan”).
     Pursuant to the Amendment, the General Partner may, from time to time, issue LTIP Units to individuals who provide services to the Partnership, for such consideration as the General Partner may determine to be appropriate, and admit such recipients as limited partners of the Partnership. In the sole discretion of the General Partner, LTIP Units may be subject to certain vesting, forfeiture and additional restrictions on transfer. LTIP Units, whether vested or not, receive the same quarterly per unit distributions as common units of the Partnership (“Common Units”), which equal per share dividends on the Company’s common stock. LTIP Units do not have full economic parity with Common Units, but can achieve such parity over time upon the occurrence of specified events. If such parity is reached, vested LTIP Units become convertible into an equal number of Common Units.
     Furthermore, vested LTIP Units will rank pari passu with Common Units as to the payment of regular and special periodic and other distributions and distribution of assets upon liquidation, dissolution or winding up of the Partnership, subject to certain limitations. LTIP Unit holders have voting rights equal to holders of Common Units; provided, however, the Partnership generally may not, without the affirmative vote of the holders of at least a majority of the LTIP Units, amend, alter or appeal any provision of the Partnership Agreement applicable to LTIP Units or such holders.
     The foregoing summary is qualified in its entirety by reference to the Third Amended and Restated Agreement of Limited Partnership of Ashford Hospitality Limited Partnership, incorporated herein by reference to Exhibit 10.33.1.1 of the Company’s Form 10-Q, filed on May 9, 2007, and the Amendment No. 3 to Third Amended and Restated Agreement of Limited Partnership of Ashford Hospitality Limited Partnership attached hereto as Exhibit 10.1 and incorporated herein by reference.
ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     (c) Appointment of New Executive Officer
     On March 21, 2008, the Company announced that Alan L. Tallis, 61, had been named Executive Vice President, Asset Management, of the Company, effective as of March 31, 2008. Mr. Tallis has served as an advisor to the Company since July 2007. From June 2006 until May 2007, Mr. Tallis served as a senior advisor to Blackstone Real Estate Advisors following their acquisition of La Quinta Corporation. From July 2000 until May 2006, Mr. Tallis served in various positions with La Quinta Corporation, most recently serving as President and Chief Development Officer of LQ Management LLC and President of La Quinta Franchising LLC. Prior to joining La Quinta Corporation, Mr. Tallis held various positions with Red Roof Inns, Inc., including serving as General Counsel and Executive Vice President-Development, from 1994 until 1999.
     In connection with Mr. Tallis’ appointment, Mr. Tallis and the Company entered into an the Employment Agreement, dated as of March 21, 2008, pursuant to which Mr. Tallis will receive an initial annual salary of $375,000 and has received 19,170 shares of restricted stock. Under his employment agreement, Mr. Tallis will also be eligible to receive an annual bonus, participate in any short-term or long-term incentive plan presently or hereafter adopted by the Company and receive other miscellaneous benefits similar to those available to the Company’s other executive officers.
     There are no relationships or related transactions between Mr. Tallis and the Company that would be required to be reported under Item 401(d) or 404(a) of Regulation S-K of the Securities Act of 1933 and the Securities Exchange Act of 1934.
     (e) Compensatory Arrangements of Certain Officers

     New Employment Agreements. In addition to entering into Mr. Tallis’ employment agreement, on March 21, 2008, the Company entered into new employment agreements with each of the Company’s executive officers and a new non-compete/services agreement with Archie Bennett, Jr., the Company’s Chairman, primarily to reflect the impact of Internal Revenue Code Section 409A, but also to re-institute non-compete and non-solicitation provisions that had expired in the prior agreements. The new agreements are retroactively effective to January 1, 2008. The salaries and benefits payable to the executive officers and the Chairman remained the same as those available to such individuals under the prior agreements, except that the Company’s Chief Financial Officer, received a 7.1% increase in base salary, raising his base salary to $375,000 per year and a one time payment of $13,468.
     The foregoing summary is qualified in its entirety by reference to the Employment Agreements, dated as of March 21, 2008, between the Company, and each executive officer of the Company, attached hereto as Exhibits 10.3 — 10.8 and the Non-Compete/Services Agreement, dated as of March 21, 2008, between the Company and Mr. Archie Bennett, attached hereto as Exhibit 10.2, each of which are incorporated herein by reference.
     LTIP Unit Award Agreements. In addition to the stock grants made to Mr. Tallis on March 21, 2008, the Company also entered into award agreements with each of its other executive officers and the Chairman, grant such officers LTIP Units under the Stock Plan (each an “LTIP Unit Award Agreement”) at a cost of $0.05 per unit to each grantee. Under these agreements, the following awards were granted, subject to the vesting schedule described below:
AWARDS

Number of
Grantee	LTIP Units Awarded
Montgomery J. Bennett	281,100
David J. Kimichik	125,000
Douglas A. Kessler	281,100
David A. Brooks	140,500
Mark L. Nunneley	83,300
Archie Bennett	145,000
VESTING

	Number of
	Award LTIP Units	Cumulative
Vesting Date	Becoming Vested	Percentage Vested
Before September 1, 2008	0%	0%
September 1, 2008	10%	10%
September 1, 2009	15%	25%
September 1, 2010	15%	40%
September 1, 2011	15%	55%
September 1, 2012	45%	100%
     On March 21, 2008, the Board of Directors of the Company approved the Form of LTIP Unit Award Agreement attached hereto as Exhibit 10.15.
     The foregoing summary is qualified in its entirety by reference to the LTIP Unit Award Agreements, dated as of March 21, 2008, between the Company and the Chairman and each of the Company’s executive officers attached hereto as Exhibits 10.9 — 10.14 , each of which are incorporated herein by reference.

     Annual Incentive Bonuses. On March 21, 2008, the Board of Directors of the Company approved the Compensation Committee’s recommendations related to the annual bonuses of each of the Company’s executive officers for 2007, payable by the Company on or about March 21, 2008, as follows:

Executive Officer	Bonus
Montgomery J. Bennett	$585,000
David J. Kimichik	202,500
Douglas A. Kessler	385,000
David A. Brooks	290,000
Mark L. Nunneley	150,000
ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS
     (b) Exhibits

Exhibit	Description
10.1	Amendment No. 3 to Third Amended and Restated Agreement of Limited Partnership of Ashford Hospitality Limited Partnership

10.2	Non-Compete/Services Agreement, dated as of March 21, 2008, between Ashford Hospitality Trust, Inc. and Archie Bennett, Jr.

10.3	Employment Agreement, dated as of March 21, 2008, between Ashford Hospitality Trust, Inc. and Montgomery J. Bennett.

10.4	Employment Agreement, dated as of March 21, 2008, between Ashford Hospitality Trust, Inc. and Douglas A. Kessler.

10.5	Employment Agreement, dated as of March 21, 2008, between Ashford Hospitality Trust, Inc. and David A. Brooks.

10.6	Employment Agreement, dated as of March 21, 2008, between Ashford Hospitality Trust, Inc. and David J. Kimichik.

10.7	Employment Agreement, dated as of March 21, 2008, between Ashford Hospitality Trust, Inc. and Mark L. Nunneley.

10.8	Employment Agreement, dated as of March 21, 2008, between Ashford Hospitality Trust, Inc. and Alan L. Tallis.

10.9	LTIP Unit Award Agreement, dated as of March 21, 2008, between Ashford Hospitality Trust, Inc. and Archie Bennett, Jr.

10.10	LTIP Unit Award Agreement, dated as of March 21, 2008, between Ashford Hospitality Trust, Inc. and Montgomery J. Bennett.

10.11	LTIP Unit Award Agreement, dated as of March 21, 2008, between Ashford Hospitality Trust, Inc. and Douglas A. Kessler

10.12	LTIP Unit Award Agreement, dated as of March 21, 2008, between Ashford Hospitality Trust, Inc. and David A. Brooks.

10.13	LTIP Unit Award Agreement, dated as of March 21, 2008, between Ashford Hospitality Trust, Inc. and David J. Kimichik.

10.14	LTIP Unit Award Agreement, dated as of March 21, 2008, between Ashford Hospitality Trust, Inc. and Mark L. Nunneley.

10.15	Form of LTIP Unit Award Agreement

SIGNATURE
     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 27, 2008

ASHFORD HOSPITALITY TRUST, INC.
By:	/s/ David A. Brooks
David A. Brooks
Chief Legal Officer